EXHIBIT 10.10


            SCHEDULE OF EXECUTIVE SEVERANCE AGREEMENTS*



Employer          Employee                Date of Agreement
- --------          --------                -----------------

Valero Energy     Stan L. McLelland       December 15, 1982
  Corporation

Valero Energy     Edward C. Benninger     December 15, 1982
  Corporation

Valero Energy     Steven E. Fry           December 15, 1982
  Corporation

Valero Energy     Eugene Baines Manning   July 16, 1988
  Corporation


*Each of the aforecited contracts is in substantially the same form as Exhibit 10.9 to the Valero Energy Corporation Annual
Report on For 10-K for the year ended December 31, 1994.